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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2005

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                                 Morgan Stanley
             (Exact name of registrant as specified in its charter)

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         Delaware                        1-11758                36-3145972
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)

    1585 Broadway, New York, New York                   10036
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

                             ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.  Other Events.


On April 13, 2005, Morgan Stanley (the "Company") announced that
Mr. Tarek F. Abdel-Meguid, Head of Investment Banking Division, and Mr. Joseph R. Perella, Vice Chairman, have informed the Company that they have decided to leave the Company.

The Company's related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits

       Exhibit
       Number    Description
       ------    -----------

        99.1     Press Release, dated April 13, 2005, issued by Morgan Stanley.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MORGAN STANLEY
                                                (Registrant)

                                                By:  /s/ RONALD T. CARMAN
                                                   ----------------------------
                                                   Name:   Ronald T. Carman
                                                   Title:  Assistant Secretary


Date: April 13, 2005